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                                                                     EXHIBIT 1.1

                     [        ] Trust Preferred Securities

                       NATIONAL COMMERCE CAPITAL TRUST II

                     (a Delaware statutory business trust)

                       [    ]% Trust Preferred Securities

            (Liquidation Amount of $25 per Trust Preferred Security)

                             Underwriting Agreement

                                                                December  , 2001

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce,
 Fenner & Smith Incorporated
As Representatives of the
 Several Underwriters Listed
 in Schedule I
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

     National Commerce Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), and National Commerce Financial Corporation, a Tennessee corporation (the "Company"), propose to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the
"Representatives"), an aggregate of [    ] of [      ]% trust preferred
securities (liquidation amount of $25 per trust preferred security) of the Trust (the "Preferred Securities"), representing preferred undivided beneficial interests in the assets of the Trust.

     The proceeds of the sale of the Preferred Securities to the public and of common securities of the Trust (the "Common Securities") to the Company concurrently with the sale of the Preferred Securities are to be invested by the
Trust in $[   ] aggregate principal amount of [  ]% junior subordinated
deferrable interest debentures due [      ] (the "Subordinated Debentures"), to
be issued by the Company pursuant to the Indenture dated as of [     ], 2001
(the "Indenture"), between the Company and The Bank of New York, as trustee (the "Debenture Trustee"). The principal asset of the Trust will consist of the Subordinated Debentures. The Preferred Securities may be exchangeable into Subordinated Debentures as described in the Prospectus (as defined below). The Company will guarantee payments of amounts due under the Preferred Securities (the
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"Guarantee") to the extent set forth in the Guarantee Agreement dated as of [ ],
2001, between the Company and The Bank of New York, as guarantee trustee (the "Guarantee Trustee"). The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Trust Agreement dated as of [ ], 2001 (the "Trust Agreement"), among the Company, as depositor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), the administrative trustees named therein (the "Administrative Trustees") and the Holders (as defined therein). For all purposes of this Agreement the Trust shall be considered a "subsidiary" of the Company.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to (i) the Preferred Securities,
(ii) the Guarantee and (iii) the Subordinated Debentures. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Preferred Securities is referred to in this Agreement as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

     The Trust and the Company, jointly and severally, each hereby agrees with the Underwriters as follows:

     1. The Trust agrees to issue and sell the Preferred Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Trust the respective number of Preferred Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to 100% of their principal amount plus accrued distributions, if any, from ___________, 2001 to the date of payment and delivery.

     2. The Trust and the Company understand that the Underwriters intend (i) to make a public offering of their respective portions of the Preferred Securities as soon after (A) the Registration Statement has become effective and
(B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Preferred Securities upon the terms set forth in the Prospectus.

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     3.  Payment for the Preferred Securities shall be made by wire transfer in immediately available funds to the account specified by the Trust to the Representatives on [ ], 2001, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives, the Trust and the Company may agree upon in writing. The time and date of such payment is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Preferred Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of one or more global securities (collectively, the "Global Preferred Security") representing the Preferred Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Preferred Securities duly paid by the Company. The Global Preferred Security will be made available for inspection by the Representatives at the office of J.P. Morgan Securities Inc. at the address set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

     As compensation to the Underwriters for their commitments hereunder, and in consideration of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay to J.P. Morgan Securities Inc.,
for the accounts of the several Underwriters, an amount equal to $[     ] per
Preferred Security to be delivered by the Trust hereunder on the Closing Date.
On [        ], 2001, or on such other date, no later than the fifth Business Day thereafter, as the Representatives, the Trust and the Company may agree upon in writing, the Company will pay or cause to be paid, by wire transfer, in immediately available funds, such commission to the account specified by J.P. Morgan Securities Inc.

     4. The Trust and the Company, jointly and severally, each represents and warrants to each Underwriter that:

         (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust or the Company in writing by such Underwriter through the Representatives expressly for use therein;

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         (b) no stop order suspending the effectiveness of the Registration
     Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Trust or the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Trust or the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act") and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust or the Company in writing by such Underwriter through the Representatives expressly for use therein;

         (c) the historical financial statements, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries or CCB Financial Corporation and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their respective operations and the changes in their respective cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and is based upon good faith estimates and assumptions believed by the Company to be reasonable;

         (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any event or occurrence that would have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the

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     Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

         (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

         (f) the Trust has been duly created and is validly existing as a statutory business trust in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and the Trust has conducted no business to date, and it will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

         (g) each of the Company's subsidiaries that is a national banking association holds a valid Certificate of Authority from the Comptroller of the Currency of the United States of America (the "Comptroller") to do business as a national banking association under the laws of the United States and is not in arrears with respect to reports required to be filed with the Comptroller; each of the Company's subsidiaries that is a federally chartered savings bank holds a valid Certificate of Charter from the Office of Thrift Supervision (the "OTS") to do business as a federally chartered savings bank and is not in arrears with respect to reports required to be filed with the OTS; and each other of the Company's subsidiaries has been duly incorporated or organized and is validly existing as a corporation or limited liability company under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and each subsidiary of the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except for NBC Capital

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     Markets, Inc., of which 20% of the issued and outstanding shares of capital stock are owned by employees) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

         (h) this Agreement has been duly authorized, executed and delivered by the Trust and the Company;

         (i) the Company has an authorized capitalization as set forth in the Prospectus. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights; and, except as described in the Prospectus and rights outstanding under the Company's stock option plans, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

         (j) the Preferred Securities have been duly authorized by the Trust, and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly issued and delivered, will be fully paid and non-assessable, will constitute valid and binding obligations of the Trust and will conform to the descriptions thereof in the Prospectus; and the issuance of the Preferred Securities is not subject to any preemptive or similar rights;

         (k) the Common Securities have been duly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as contemplated in the Trust Agreement, will be duly issued and fully paid and, subject to the qualification that holders of Common Securities may be obligated to make payments as set forth in the Trust Agreement, non-assessable and will conform to the description thereof contained in the Prospectus; and the issuance of the Common Securities is not subject to any preemptive or similar rights;

         (l) the Guarantee, the Trust Agreement, the Subordinated Debentures and the Indenture (the Guarantee, the Trust Agreement, the Subordinated Debentures and the Indenture being collectively referred to herein as the "Company Agreements") have each been duly authorized by the Company and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Property Trustee, the Delaware Trustee and the Administrative Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Subordinated Debentures, when validly issued by the Company and duly authenticated and delivered by the Debenture Trustee against payment therefor as contemplated by the Company Agreements, will constitute valid and legally

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     binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as exhibits to the Registration Statement, will conform in all material respects to the descriptions thereof in the Prospectus;

         (m) the issue and sale of the Preferred Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust and the performance by the Trust of all of its obligations under the Preferred Securities, the Common Securities, the Trust Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will any such action result in any violation of the provisions of the Trust Agreement or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by the Trust Agreement or this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

         (n) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Charter or Certificate of Incorporation or By-Laws or other organizational document or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect or which would not, individually or in the aggregate, have a material adverse effect on the rights of the holders of the Preferred Securities; the issuance by the Company of the Guarantee and the Subordinated Debentures, the purchase of the Common Securities and the performance by the Company of all of the provisions of its obligations under the

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     Company Agreements and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Charter, Articles or the By-Laws of the Company or any of its subsidiaries or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, except for conflicts, breaches, violations and defaults (other than any conflicts, breaches, violations or defaults in respect of the Charter or the By-Laws of the Company) that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issuance by the Company of the Guarantee and the Subordinated Debentures, the purchase of the Common Securities or the consummation by the Company of the transactions contemplated by the Company Agreements and this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the issuance of the Guarantee and the Subordinated Debentures by the Company;

         (o) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

         (p) Ernst & Young LLP who have audited certain financial statements of the Company and its subsidiaries and KPMG, LLP who have audited certain financial statements of the Company and its subsidiaries and of CCB Financial Corporation and its subsidiaries are each independent public accountants as required by the Securities Act;

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         (q) the Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as would not have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use of such property and buildings by the Company or its subsidiaries;

         (r) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Trust or the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

         (s) the Trust is not and, after giving effect to the offering and sale of the Preferred Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         (t) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess or obtain any such license, permit, certificate, consent, order approval or other authorization would not have a Material Adverse Effect. Neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where the failure to be in compliance with such laws and regulations would not have a Material Adverse Effect.

     5. The Trust and the Company, jointly and severally, each covenants and agrees with each of the several Underwriters as follows:

         (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final

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     Prospectus with the Commission within the time periods specified by Rule
     424(b) and Rule 430A under the Securities Act; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

         (b) to deliver, at the expense of the Company, to the Representatives, 10 conformed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

         (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

         (d) to advise the Representatives promptly, and to confirm such advice in writing or via electronic mail, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Trust or the Company of any notification with respect to any suspension of the qualification of the Preferred Securities, the Guarantee or the Subordinated Debentures for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Preferred Securities, the Guarantee or the Subordinated Debentures, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

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          (e) if, during such period of time after the first date of the public offering of the Preferred Securities as in the opinion of counsel for the Underwriters and the Company a prospectus relating to the Preferred Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Preferred Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Preferred Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Preferred Securities; provided that neither the Trust nor the Company shall be
                 --------
     required to file a general consent to service of process in any jurisdiction;

          (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement of the Company and its consolidated subsidiaries which will satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

          (h) so long as the Preferred Securities are outstanding, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Preferred Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of, except as provided hereunder, any Preferred Securities, any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of the Trust or the Company, as the case may be, that are substantially similar to the Preferred Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Trust or the Company without the prior written consent of the Representatives;

          (j) in the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Preferred Securities as contemplated herein and in the Prospectus;

          (k) to use the net proceeds received by the Company from the sale of the Preferred Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (l) to use its best efforts to list, subject to notice of issuance, the Preferred Securities on the New York Stock Exchange (the "Exchange"); and, if the Company elects to dissolve the Trust and to distribute the Subordinated Debentures to the holders of the Preferred Securities in liquidation of the Trust, to use its best efforts to list the Subordinated Debentures, subject to notice of issuance, on the Exchange prior to such distribution;

          (m) to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Preferred Securities, the Guarantee and the Subordinated Debentures under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Company Agreement, the Preferred Securities, the Subordinated Debentures, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Securities, the Guarantee and Subordinated Debentures; (iii) all expenses in connection with the qualification of the Preferred Securities, the Guarantee and the Subordinated Debentures for offering and sale under state securities laws as provided in Section 5(f) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Preferred Securities, the Guarantee and the Subordinated Debentures; (v) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Securities and the issuance of the Guarantee and the Subordinated Debentures; (vi) the cost of preparing the Preferred Securities and the Subordinated Debentures; (vii) the fees and expenses of any Trustee (as defined in the Trust Agreement), Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Trust Agreement, the Indenture, the Guarantee and the Preferred Securities;
     (viii) the cost of qualifying the Preferred Securities with The Depository Trust Company; (ix) any expenses incurred by the Company in connection with a

     "road show" presentation to potential investors; (x) the cost and charges of any transfer agent; (xi) any fees and expenses in connection with listing the Preferred Securities and the Subordinated Debentures on the Exchange and the cost of registering the Preferred Securities and the Subordinated Debentures under Section 12 of the Exchange Act; and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

     6. The several obligations of the Underwriters hereunder to purchase the Preferred Securities on the Closing Date are subject to the performance by each of the Trust and the Company of its obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Trust, threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

          (b) the representations and warranties of the Trust and the Company contained herein are true and correct on the date hereof and on and as of the Closing Date as if made on and as of the Closing Date and the Trust and the Company shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

          (c) on the Closing Date, the Preferred Securities and the Subordinated Debentures shall be rated in one of the four highest rating categories for long term debt by Moody's Investor's Service and by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Representatives a letter dated the Closing Date, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities and the Subordinated Debentures have such ratings; and subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of (i) any downgrading,
     (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (d) since the date hereof or the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any event or occurrence having a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities on the Closing Date on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order to decree, otherwise than as set forth or contemplated in the Prospectus;

          (e) the Representatives shall have received on and as of the Closing Date certificates of executive officers of the Trust and the Company, with specific knowledge about the Trust and the Company's financial matters, satisfactory to the Representatives to the effect set forth in subsections
     (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Trust and the Company) of this Section and to the further effect that there has not been any event or occurrence having a Material Adverse Effect except as set forth or contemplated in the Registration Statement;

          (f) Bass, Berry & Sims PLC, counsel for the Trust and the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (iii) each of the Company's subsidiaries that is a national banking association holds a valid Certificate of Authority from the Comptroller to do business as a national banking association under the laws of the United States; each of the Company's subsidiaries that is a federally chartered savings bank holds a valid Certificate of Charter from the OTS to do business as a federally chartered savings bank under the laws of the United

          States; and each of the Company's subsidiaries that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission (a "significant subsidiary") has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and each such significant subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for shares of NBC Capital Markets, Inc. owned by employees thereof) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iv) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to such counsel's knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect; to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (v) this Agreement has been duly authorized, executed and delivered by the Company;

               (vi) the Subordinated Debentures are in the form prescribed in or pursuant to the Indenture, have been duly and validly authorized by the Company by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered against payment therefor as specified in the Company Agreements, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, arrangement, moratorium and other similar laws relating to or affecting creditors' rights generally, to general equitable principles (whether considered in a proceeding in equity or at law);

               (vii) the Indenture, the Guarantee and the Trust Agreement have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Debenture Trustee (in the case of the Indenture), by the Guarantee Trustee (in the case of the Guarantee) and by the Property Trustee, the Delaware Trustee and the Administrative Trustees (in the case of the Trust Agreement) constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, arrangement, moratorium and other similar laws relating to or affecting creditors' rights generally, to general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture, the Guarantee and the Trust Agreement have been duly qualified under the Trust Indenture Act;

               (viii) neither the Company nor any of its significant subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Charter, Articles or Certificate of Incorporation or By-Laws or other organizational document or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate would not have a Material Adverse Effect; the issue and sale of the Preferred Securities and the Common Securities by the Trust, the issuance of the Guarantee and the Subordinated Debentures by the Company, the purchase of the Common Securities by the Company, the performance by the Trust of its obligations under the Trust Agreement and this Agreement, and the performance by the Company of its obligations under the Company Agreements and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Charter, Articles or the By-Laws of the Company or its subsidiaries or, to such counsel's knowledge, any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

               (ix) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Preferred Securities and the Common Securities by the Trust or the issuance of the Guarantee and the Subordinated Debentures or the purchase of the Common Securities by the Company or the consummation of the other transactions contemplated by the Company Agreements or this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters or the issuance of the Guarantee and the Subordinated Debentures by the Company;

               (x) the statements set forth (i) in the Prospectus under the captions "Information about National Commerce Financial Corporation -- Government Regulation and Supervision", "Risk Factors -- Risks
          Related to an Investment in National Commerce Financial Corporation -- NCF is Subject to Significant Government Regulation Over Which It
          Has No Control. Unforeseen Changes in Regulations Applicable to NCF's Business Could Affect its Financial Conditions", "Description of the Trust", "Description of the Junior Subordinated Debentures", "Description of the Trust Preferred Securities", "Description of the Guarantee" and "Relationship Among the Trust Preferred Securities, the Junior Subordinated Debentures and the Guarantee", and (ii) in the Prospectus as amended or supplemented under similar applicable titles, insofar as they purport to constitute summaries of certain terms of the Preferred Securities, the Subordinated Debentures and the Guarantee and the Company Agreements, in each case constitute accurate summaries of the Company Agreements and of the terms of the Preferred Securities, the Subordinated Debentures and the Guarantee, as set forth in the Company Agreements, in all material respects;

               (xi) such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and no facts have come to such counsel's attention which lead them to believe that (other than the financial statements included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and believes that (other than the financial statements included therein, as to which such counsel need express no belief and other than that part of the Registration Statement which constitutes the Form T-1 of the Trustee under the Trust Indenture Act) the

          Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xii) the Trust is not and, after giving effect to the offering and sale of the Preferred Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

               (xiii) to such counsel's knowledge, each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof except where the failure to own, possess or obtain any such item or make such declaration or filing would not, individually or in the aggregate, have a Material Adverse Effect, and, to such counsel's knowledge, neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus or except such revocations or modifications that would not, individually or in the aggregate, have a Material Adverse Effect; and each of the Company and its subsidiaries is in substantial compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus;

          (g) Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, shall have furnished to the Representatives, the Company and the Trust their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Prospectus;

               (iii) the Trust Agreement constitutes a legal, valid and binding obligation of the Company and the Trustees (as defined in the Trust Agreement), and is enforceable against the Company and the Trustees (as defined in the Trust Agreement), in accordance with its terms, except to the extent the same may be limited by (1) bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (2) general principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding at equity or at law), and (3) the effect of applicable public policy on the enforceability of provisions relating to indemnification and contribution;

               (iv) under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (a) execute and deliver, and perform its obligations under, this Agreement and (b) issue and perform its obligations under the Preferred Securities and the Common Securities;

               (v) under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary action on the part of the Trust;

               (vi) the Preferred Securities are authorized by the Trust Agreement and, when issued and delivered by the Trust to the purchasers thereof against payment therefor in accordance with the Trust Agreement, will be validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will entitle holders of the Preferred Securities (the "Securityholders") to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to
          (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of securities certificates and the issuance of replacement securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement;

               (vii) the Common Securities are authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company in accordance with the Trust Agreement, will be validly issued undivided beneficial interests in the assets of the Trust;

               (viii) under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive rights;

               (ix) the issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

               (x) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities and the Common Securities (in rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware); and

               (xi) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware and that the Trust is treated as a grantor trust for United States federal income tax purposes, the Securityholders (other than those Securityholders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware;

          (h) Bass, Berry & Sims PLC, tax counsel for the Trust and the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) the statements in the Prospectus under the caption "Material Federal Income Tax Consequences", to the extent that they constitute summaries of matters of laws or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

               (ii) the Trust will be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes. Accordingly, for United States federal income tax purposes, each holder of Preferred Securities will generally be treated as owning an undivided beneficial interest in the Subordinated Debentures; and

               (iii) the Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company.

          In rendering the opinions described in paragraphs (f), (g) and (h) above, each such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of New York, Delaware and Tennessee, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust and the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Trust and the Company. The opinion of such counsel for the Trust and the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xi) of paragraph (f) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

          The opinions described in paragraphs (f), (g) and (h) above shall be rendered to the Underwriters at the request of the Trust and the Company and shall so state therein.

          (i) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, Ernst & Young LLP and KPMG LLP shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

          (j) the Representatives shall have received on and as of the Closing Date an opinion of Cravath, Swaine & Moore, counsel to the Underwriters, with respect to the validity of the Preferred Securities, the Trust Agreement, the Subordinated Debentures, the Indenture, the Guarantee, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (k) the Preferred Securities to be delivered on the Closing Date shall have been approved for listing on the Exchange, subject to official notice of issuance; and

          (l) on or prior to the Closing Date the Trust and the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

     7. The Trust and the Company jointly and severally agree to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Preferred Securities, and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Trust or the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust and the Company in writing by such Underwriter through the Representatives expressly for use therein.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust and the Company, its directors, its officers who sign the Registration Statement and each person who controls the Trust and the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Trust and the Company in writing by such Underwriter through the Representatives expressly for use in the

Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Preferred Securities and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Trust and the Company, their respective directors, their respective officers who sign the Registration Statement and such control persons of the Trust and the Company shall be designated in writing by the Trust and the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such

Indemnified Person from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of culpability or a failure to act by or on behalf of any Indemnified Party.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Trust and the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Preferred Securities. The relative fault of the Trust and the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro
                                                                            ---
rata allocation (even if the Underwriters were treated as one entity for such
----
purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Preferred Securities set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Trust and the Company set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust and the Company, its officers or directors or any other person controlling the Trust or the Company and (iii) acceptance of and payment for any of the Preferred Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Trust and the Company, if after the execution and delivery of this Agreement and at any time on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Tennessee, North Carolina, South Carolina, [Florida], Virginia, Mississippi, Arkansas, Georgia or West Virginia shall have been declared by either Federal, New York, Tennessee, North Carolina, South Carolina, [Florida], Virginia, Mississippi, Arkansas, Georgia or West Virginia authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable or inadvisable to market the Preferred Securities on the terms and in the manner contemplated in the Prospectus or (v) a material disruption has occurred in commercial banking or securities settlement of clearance in the United States or with respect to Clearstream or Euroclear systems in Europe.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Preferred Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Preferred Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Preferred Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Preferred Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Preferred Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 9 by a number in excess of one-tenth of such number of Preferred Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Preferred Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Preferred Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Trust and the Company. In any such case either the Representatives or the Trust and the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust or the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder. The Company and the Trust shall in no event be liable to the Underwriters for the loss of anticipated profits from the transactions contemplated by this Agreement.

     11. This Agreement shall inure to the benefit of and be binding upon the Trust, the Company, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Preferred Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by [the Representatives jointly or by J.P. Morgan Securities Inc. shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (telefax:______); Attention: Syndicate Department. Notices to the Company shall be given to it at One Commerce Square, Memphis, Tennessee 38150, (telefax: (901) 523-3284); Attention: Chief Financial Officer.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.


                              Very truly yours,

                              NATIONAL COMMERCE CAPITAL
                              TRUST II,

                              By: National Commerce Financial Corporation, as depositor,

                              By:_______________________
                                 Title:


                              NATIONAL COMMERCE
                              FINANCIAL CORPORATION,

                              By:_______________________
                                 Title:



Accepted: December, 2001

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce,
 Fenner & Smith Incorporated

Acting severally on behalf
of themselves and the
several Underwriters listed
in Schedule I hereto.

By: J.P. Morgan Securities Inc.



By:___________________________
   Title:

                                   SCHEDULE I



                                               Number of Preferred
                                               -------------------
            Underwriter                     Securities to be Purchased
            -----------                     --------------------------

J.P. Morgan Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated